Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA JPMorgan Global Equities Portfolio

(the “Portfolio”)

Supplement dated May 1, 2025, to the Portfolio’s

Summary Prospectus and Prospectus, each dated May 1, 2025, as supplemented to date

At a meeting held on April 2, 2025 (the “Meeting”), the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”) approved the termination of J.P. Morgan Investment Management Inc. (“JPM”) as the subadviser to the Portfolio and approved the appointment of FIAM LLC (“FIAM”) as the subadviser to the Portfolio. The Board also approved a change in the Portfolio’s name to the “SA Fidelity Institutional AM® Global Equities Portfolio,” along with a change to the Portfolio’s investment goal and certain changes to the Portfolio’s principal investment strategies and techniques. The Portfolio intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Portfolio’s name, subadviser, investment goal, principal investment strategies and techniques and corresponding changes to the Portfolio’s risks. This filing will be subject to review by the SEC and is expected to become effective in mid-July 2025 (the “Effective Date”).

The Portfolio’s investment goal is long-term growth of capital. As of the Effective Date, the Portfolio’s investment goal will be to seek to long-term capital appreciation.

The Portfolio currently attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities.

As of the Effective Date, the Portfolio will attempt to achieve its goal by investing primarily in equity securities of companies anywhere in the world, with a focus on the constituent countries and securities of the MSCI World Index. The Portfolio’s 80% investment policy will remain the same.

At the Meeting, the Board also approved a new Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and FIAM with respect to the Portfolio (the “New Subadvisory Agreement”), which will become effective on the Effective Date. The Board also approved a Second Amended and Restated Master Advisory Fee Waiver Agreement between SunAmerica and the Trust, on behalf of the Portfolio, which will become effective on the Effective Date. Under the Second Amended and Restated Master Advisory Fee Waiver Agreement, SunAmerica has contractually agreed to waive a portion of its advisory fee through April 30, 2027, so that the fee payable by the Portfolio to SunAmerica equals 0.87% of the Portfolio’s average daily net assets on the first $50 million, 0.77% of the Portfolio’s average daily net assets on the next $100 million, 0.67% of the Portfolio’s average daily net assets on the next $150 million and 0.62% of the Portfolio’s average daily net assets over $300 million.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about FIAM and the New Subadvisory Agreement.

Once the changes to the Portfolio’s name, investment goal, investment strategies and techniques and risks become effective, an updated prospectus reflecting these changes will be made available to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s principal investment strategies and techniques and risks. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-JGE1.3 (5/25)